     As filed with the Securities and Exchange Commission on July 3, 1997.

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): JULY 3, 1997


                            EXCEL REALTY TRUST, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          MARYLAND                      1-12244                 33-0160389
 (State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)


    16955 VIA DEL CAMPO, SUITE 100
        SAN DIEGO, CALIFORNIA                                      92127
(Address of Principal Executive Offices)                        (Zip Code)


                                 (619) 485-9400

              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

===============================================================================

         This Current Report on Form 8-K is filed by Excel Realty Trust, Inc., a Maryland corporation, in connection with the matters described herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The exhibits listed in the following index relate to the Registration Statement (No. 333-24615) on Form S-3, as amended, of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.

        (c)  Exhibits.

             4.01 Second Supplemental Indenture dated as of July 3, 1997 between Excel Realty Trust, Inc. and State Street Bank and Trust Company of California, N.A.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 1997                      EXCEL REALTY TRUST, INC.

                                        By: /s/ RICHARD B. MUIR
                                            ----------------------------
                                                Richard B. Muir
                                                Executive Vice President
                                                and Secretary

                                 EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION                               PAGE
-----------                   -----------                               ----
  4.01           Second Supplemental Indenture dated as of July 3,        5
                 1997 between Excel Realty Trust, Inc. and State
                 Street Bank and Trust Company of California, N.A.